UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 23, 2006

AVISTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31121	88-0383089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Twin Dolphin Drive, Suite 360

Redwood Shores, California 94065

(Address of principal executive offices, including zip code)

(650) 610-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1               Registrant’s Business and Operations

Item 1.01               Entry into a Material Definitive Agreement

Revolving Credit Promissory Note

On December 23, 2006, Avistar Communications Corp. (“Avistar”) entered into a Revolving Credit Promissory Note with JPMorgan Chase Bank, N.A. (the “Bank”) that provides Avistar with a line of credit for up to $10 million, which Avistar may draw upon during the term of the facility to fund its business operations (the “Credit Facility”).  The Credit Facility has an initial term of 12 months. The Credit Facility is subject to customary terms and conditions, including several reporting and non-financial covenants.  As security for the payment of its obligations under the Facility, Avistar granted the Bank a security interest in and right of setoff against substantially all assets of Avistar, tangible and intangible.  The repayment of funds borrowed and interest accrued under the Credit Facility is also personally guaranteed by Gerald J. Burnett, Chairman and Chief Executive Officer of Avistar, who has pledged personal assets as collateral for the Credit Facility.

The Credit Facility requires monthly repayment of accrued interest, with the entire outstanding balance payable on December 23, 2007. Avistar may borrow, repay and re-borrow under the Credit Facility during its term.

 In the event that repayment is made by Dr. Burnett pursuant to the guaranty, Dr. Burnett shall be entitled to assume the rights and remedies of the Bank under the Credit Facility.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by the terms and conditions of the Credit Facility, the guaranty and the related agreements, which will be filed as exhibits to Avistar’s Annual Report on Form 10-K for the year ending December 31, 2006.

Item 2.01.    Completion of Acquisition or Disposition of Assets

In connection with the Credit Facility described above, as security for the payment of Avistar’s obligations under the Credit Facility, Avistar pledged, assigned and granted to the Bank a security interest in, and right of setoff against, substantially all assets of Avistar, tangible and intangible.  Item 1.01 of this Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 1.01 of this Report on Form 8-K describes Avistar’s entry into a 12 month revolving credit facility agreement and is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS
CORPORATION

	By:	/s/ Robert J. Habig
Robert J. Habig
Chief Financial Officer

Date: December 29, 2006